EXHIBIT 10.4


         SEVENTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is executed and -- unless otherwise specified below -- effective as of September 15, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages below ("Lenders"), BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Syndication Agent (together with Administrative Agent, "Agents").

     The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement dated as of July 8, 1993 (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement"), providing for loans to the Company on a revolving basis. The Company has requested amendments to the Loan Agreement in order to amend the Swing Commitment, to reduce the minimum Consolidated Net Worth covenant, to reduce the total Commitments to $120,000,000, to fully terminate certain Lenders' Commitments, and to reallocate the remaining Commitments. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

     1.   Certain Definitions.  Unless otherwise specified in this amendment
(a) all terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) all references to "Sections" and "Schedules" are references to the Loan Agreement's sections and schedules.

     2. Notice of Termination. In accordance with Section 2.4(b), the Company hereby gives immediate and irrevocable notice of the full termination, effective September 15, 1994, of the Commitments of those Lenders not listed on the attached Second Amended Schedule 1.1(a). The Company shall make the mandatory prepayment to those Lenders required by
Section 2.7(c) on September 15, 1994.

     3.   Amendments.

          (a) Effective as of September 15, 1994, the following definition in Section 1.1 is entirely amended as follows:

               "Swing Commitment" means the $20,000,000 facility provided solely by Administrative Agent.

          (b) Effective as of June 30, 1994, Section 7.4 is entirely amended as follows:

               7.4 Consolidated Net Worth. Permit its Consolidated Net Worth to be less than the greater of either (i) the amount required by FHA, FHLMC, FNMA, VA, and GNMA at any and all times for maintaining the Company's status as an approved mortgagee, seller/servicer, or issuer, or (ii) $175,000,000.

          (c) Effective September 15, 1994, Schedule 1.1(a) is amended in its entirety -- and all references in the Loan Papers to it are changed to -- the attached Second Amended Schedule 1.1(a). On September 15, 1994, the Company shall prepay to the Lenders named on the attached Second Amended Schedule 1.1(a) the Borrowing Excess that exists on that date.

     4. Conditions Precedent. Paragraph 2 is effective when this amendment is executed by the Company without requirement that it be executed by any other party. Paragraph 3, however, is not effective unless (a) Agents receive counterparts of this amendment executed by the Company, by Agents, and all Lenders, (b) Agents receive an officer's certificate dated as of the date of this amendment, executed by the Company's secretary or assistant secretary, certifying resolutions adopted by its directors authorizing the transactions contemplated in this amendment, incumbency of officers, and any changes to its charter or bylaws, if any, (c) Administrative Agent receives a Swing Note dated the date of this amendment, executed by the Company, payable to Administrative Agent's order, and in the stated principal amount of $20,000,000, (d) Administrative Agent receives Ratable Notes dated the date of this amendment, executed by the Company, and payable to each Lender named -- and in the stated principal amount of its Commitment stated -- on the attached Second Amended Schedule 1.1(a), and (e) all of the representations and warranties -- in this amendment and in all other Loan Papers are true and correct as of -- as if made on -- the date of this amendment. The foregoing notice of termination is immediately effective and is not subject to these conditions precedent.

     5. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the other Loan Papers. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Loan Papers are ratified and confirmed and continue in full force and effect. The Company, Determining Lenders, and Agents agree that the Loan Papers, as amended by this amendment, continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The Company ratifies and confirms that all Liens granted to Agents, on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligations. The Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

      6. Representations and Warranties. The Company represents and warrants to Lenders and Agents that this amendment and the other Loan
Papers to be delivered under this amendment have been duly authorized, executed, and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and those other Loan Papers (c) this amendment and those other Loan Papers are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by the Company of this amendment and those other Loan Papers do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties in the Loan Agreement, as amended by this amendment, and each other Loan Paper are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment, and (f) as of the date of this amendment, no Default or Potential Default exists.

     7. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment. Because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if included in this amendment verbatim.

     8. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

     9. Parties Bound. This amendment binds and inures to the Company, Agents, each Lender, and (subject to Section 10.10) their respective successors and assigns.

     10. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGE(S) FOLLOW.

EXECUTED as of the date first stated -- but effective as provided -- in this amendment.

Lomas Mortgage USA, Inc.           LOMAS MORTGAGE USA, INC., as the Company
1600 Viceroy Drive
Dallas, Texas  75235
Attn:    Paul D. Fletcher
         Senior Vice President
           and Treasurer           By /s/PAUL D. FLETCHER
                                      -------------------------------------
Telecopy: 214/879-7018                Paul D. Fletcher
                                      Senior Vice President and Treasurer


Fourth Floor, 1717 Main Street     BANK ONE, TEXAS, N.A.,
Mortgage Finance Group               as Administrative Agent and a Lender
Dallas, Texas  75201
Attn:    Kathleen C. Stewart,
         Vice President
Telecopy: 214/290-2275             By /s/KATHLEEN C. STEWART
                                      -------------------------------------
                                      Kathleen C. Stewart, Vice President


Texas Commerce Bank National       TEXAS COMMERCE BANK NATIONAL
Association                          ASSOCIATION, as Syndication Agent and a
717 Travis Street                    Lender
Houston, Texas  77002
Attn:    Carlotta M. Hudler,
         Vice President
Telecopy: 713/216-2082             By /s/CARLOTTA M. HUDLER
                                      -------------------------------------
                                      Carlotta M. Hudler, Vice President


First Bank Place,                  FIRST BANK NATIONAL ASSOCIATION,
2nd Floor MPFP0801                   as a Lender
601 Second Avenue South
Minneapolis, Minnesota  55402-4302
Attn:    Kathlyn K. Slater,
         Vice President
Telecopy: 612/973-0826             By /s/KATHLYN K. SLATER
                                      -------------------------------------
                                      Kathlyn K. Slater, Vice President


8333 Douglas Avenue                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                 as a Lender
Attn:    Abbie Y. Tidmore,
         Vice President
Telecopy: 214/360-1660             By /s/ABBIE Y. TIDMORE
                                      -------------------------------------
                                      Abbie Y. Tidmore, Vice President


280 Park Avenue, 23 West           BANKERS TRUST COMPANY, as a Lender
New York, New York  10017
Attn:    Glenn Minkoff
         Vice President
Telecopy:  212/454-3821            By /s/GLENN MINKOFF
                                      -------------------------------------
                                      Glenn Minkoff, Vice President


313 Carondelet                     HIBERNIA NATIONAL BANK, as a Lender
Suite 1400
New Orleans, Louisiana 70130
Attn:    Mark L. Freeman,
         Assistant Vice President
Telecopy: 504/584-2042             By /s/MARK L. FREEMAN
                                      -------------------------------------
                                      Mark L. Freeman, Assistant Vice
                                      President


6222 Wilshire Blvd.                BANK HAPOALIM, B.M.,
Los Angeles, California  90048     LOS ANGELES BRANCH, as a Lender
Attn:    Robert Pollak,
         Vice President
Telecopy: 213/937-1439             By /s/ROBERT POLLAK
                                      -------------------------------------
                                      Robert Pollak, Vice President



                                   By /s/SHUMEL SHAKBED
                                      -------------------------------------
                                   Name  Shumel Shakbed
                                         ----------------------------------
                                   Title  Senior Vice President and
                                            Manager
                                          ---------------------------------


75 Wall Street                     DRESDNER BANK, AG, NEW YORK BRANCH,
New York, New York  10005-2889       as a Lender
Attn:    Charles H. Hill,
         Vice President
Telecopy: 212/574-0129             By /s/CHARLES H. HILL
                                      -------------------------------------
                                   Name  Charles H. Hill
                                         ----------------------------------
                                   Title  Vice President
                                          ---------------------------------



                                   By /s/PETER BECKER
                                      -------------------------------------
                                   Name  Peter Becker
                                         ----------------------------------
                                   Title  Vice President
                                          ---------------------------------


100 Federal Street 01-32-041       THE FIRST NATIONAL BANK OF BOSTON,
Boston, MA  02110                    as a Lender
Attn:    Corinne M. Barrett,
         Vice President
Telecopy:  617/434-7108            By /s/CORINNE M. BARRETT
                                      -------------------------------------
                                      Corinne M. Barrett, Vice President


One Marine Midland Center,         MARINE MIDLAND BANK, as a Lender
15th Floor
Buffalo, New York  14203
Attn:    Jamie M. Eberhardt
         Assistant Vice President
Telecopy: 716/841-2707             By /s/JAMIE M. EBERHARDT
                                      -------------------------------------
                                      Jamie M. Eberhardt,
                                      Assistant Vice President

565 Fifth Avenue, Fifth Floor      BANK OF SCOTLAND, as a Lender
New York, New York  10017
Attn:    Catherine M. Oniffrey,
         Vice President
Telecopy: 212/557-9460             By /s/CATHERINE M. ONIFFREY
                                      -------------------------------------
                                      Catherine M. Oniffrey, Vice President


1601 Elm Street, 2nd Floor         COMERICA BANK - TEXAS, as a Lender
Dallas, Texas  75201
Attn:    Timothy Hopkins
         Vice President
Telecopy: 214/979-8344             By /s/TIMOTHY HOPKINS
                                      -------------------------------------
                                      Timothy Hopkins, Vice President


1230 Peachtree Street, NE,         COMMERZBANK AKTIENGESELLSCHAFT,
Suite 3500                           ATLANTA AGENCY, as a Lender
Atlanta, Georgia  30309
Attn:    Harry P. Yergey,
         Vice President
Telecopy:  404/888-6539            By /s/ANDREAS BREMER
                                      -------------------------------------
                                      Andreas Bremer, Senior Vice President



                                   By /s/HARRY P. YERGEY
                                      -------------------------------------
                                      Harry P. Yergey, Vice President


499 Thornall Street                MIDLANTIC NATIONAL BANK, as a Lender
Edison, New Jersey  08837
Attn:    Glenn A. Hedde,
         Vice President
Telecopy: 908/321-2094             By /s/GLENN A. HEDDE
                                      -------------------------------------
                                      Glenn A. Hedde, Vice President


7485 New Horizon Way               THE PRUDENTIAL HOME MORTGAGE
Frederick, Maryland  21701           COMPANY, INC., as a Lender
Attn:    Russell R. Anderson,
         Vice President
Telecopy:  301/696-7405            By /s/RUSSELL R. ANDERSON
                                      -------------------------------------
                                      Russell R. Anderson, Vice President


640 Fifth Avenue, 15th Floor       BANK OF IRELAND GRAND CAYMAN BRANCH,
New York, New York  10019            as a Lender
Attn:    Roger M. Burns,
         Vice President
Telecopy: 212/586-7752             By /s/ROGER M. BURNS
                                      -------------------------------------
                                      Roger M. Burns, Vice President


15 South 20th Street, 15th Floor   COMPASS BANK, as a Lender
Birmingham, Alabama  35233
Attn:    John D. West,
         Mortgage Banking Officer
Telecopy: 205/715-7994             By /s/JOHN D. WEST
                                      -------------------------------------
                                      John D. West, Mortgage Banking Officer


333 Clay Street                    BANK OF AMERICA, N.T. & S.A., as a Lender
Houston, TX  77002
Attn:    Claire Liu,
         Vice President
Telecopy:  713/651-4841            By /s/CLAIRE LIU
                                      -------------------------------------
                                      Claire Liu, Vice President


1 Mercantile Center                MERCANTILE BANK OF ST. LOUIS NATIONAL
7th & Washington                     ASSOCIATION, as a Lender
St. Louis, Missouri 63101
Attn:    Michael P. Lane,
         Assistant Vice President
Telecopy: 314/425-2162             By /s/MICHAEL P. LANE
                                      -------------------------------------
                                      Michael P. Lane, Assistant Vice
                                      President


66th Floor, NationsBank Plaza      NATIONSBANK OF TEXAS, N.A., as a Lender
901 Main Street
Dallas, Texas  75202
Attn:    Maureen Macan,
         Senior Vice President
Telecopy: 214/508-0604             By /s/MAUREEN MACAN
                                      -------------------------------------
                                      Maureen Macan, Senior Vice President


800 East Main Street               SIGNET BANK/MARYLAND, as a Lender
Richmond, Virginia  26260
Attn:    Susan Raher,
         Vice President
Telecopy: 804/771-7151             By /s/SUSAN RAHER
                                      -------------------------------------
                                      Susan Raher, Vice President

                      SECOND AMENDED SCHEDULE 1.1(a)



               Payee                                        Principal

Bank One, Texas, N.A.                                      $40,000,000
Texas Commerce Bank National Association                   $40,000,000
First Bank National Association                            $20,000,000
Guaranty Federal Bank, F.S.B.                              $20,000,000
Total Commitment                                          $120,000,000